Exhibit 7

LOCK-UP AGREEMENT

                    , 2004

J.P. Morgan Securities Inc.

Friedman, Billings, Ramsey & Co., Inc.

Lehman Brothers Inc.

A.G. Edwards & Sons, Inc.

William Blair & Company, L.L.C.

KeyBanc Capital Markets,

a Division of McDonald Investments Inc.

Jackson Securities, LLC

As Representatives of

the several Underwriters listed in

Schedule I to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities Inc.

277 Park Avenue

New York, NY 10172

Re:	HomeBanc Corp.—Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with HomeBanc Corp., a Georgia corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of Common Stock, par value $0.01 per share, of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.01 per share par value, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc., it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of (i) any shares of Common Stock or (ii) any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, the undersigned, if other than HMBC Holdings, LLC, shall be permitted to transfer shares of Common Stock (i) as bona fide charitable gifts, (ii) for estate planning purposes, including to a family limited partnership or to a trust, for the direct or indirect benefit of the undersigned or the immediate family of the undersigned and (iii) in the case of a limited partnership, to its limited partners in an unregistered, in-kind distribution. For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. It shall be a condition to any transfer permitted by the first sentence of this paragraph that (a) each transferee execute a lock-up agreement in the form of this lock-up agreement and (b) any such transfer shall not involve a disposition for value.

In addition, notwithstanding the foregoing, the undersigned, if HMBC Holdings, LLC, shall be permitted to distribute all, but not less than all, of the shares of Common Stock that it owns to its common unitholders; provided that each such common unitholder executes a lock-up agreement in the form of this lock-up agreement.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This lock-up agreement may be signed by manual or facsimile signature and shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

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Very truly yours, GTCR CO-INVEST, L.P. By: GTCR Golder Rauner, L.L.C. Its: General Partner By: /s/ Edgar D. Jannota, Jr. Name: Edgar D. Jannota, Jr. Its: Principal

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LOCK-UP AGREEMENT

                            , 2004

J.P. Morgan Securities Inc.

Friedman, Billings, Ramsey & Co., Inc.

Lehman Brothers Inc.

A.G. Edwards & Sons, Inc.

William Blair & Company, L.L.C.

KeyBanc Capital Markets,

a Division of McDonald Investments Inc.

Jackson Securities, LLC

As Representatives of

the several Underwriters listed in

Schedule I to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities Inc.

277 Park Avenue

New York, NY 10172

Re:	HomeBanc Corp. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with HomeBanc Corp., a Georgia corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of Common Stock, par value $0.01 per share, of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.01 per share par value, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc., it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of (i) any shares of Common Stock or (ii) any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, the undersigned, if other than HMBC Holdings, LLC, shall be permitted to transfer shares of Common Stock (i) as bona fide charitable gifts, (ii) for estate planning purposes, including to a family limited partnership or to a trust, for the direct or indirect benefit of the undersigned or the immediate family of the undersigned and (iii) in the case of a limited partnership, to its limited partners in an unregistered, in-kind distribution. For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. It shall be a condition to any transfer permitted by the first sentence of this paragraph that (a) each transferee execute a lock-up agreement in the form of this lock-up agreement and (b) any such transfer shall not involve a disposition for value.

In addition, notwithstanding the foregoing, the undersigned, if HMBC Holdings, LLC, shall be permitted to distribute all, but not less than all, of the shares of Common Stock that it owns to its common unitholders; provided that each such common unitholder executes a lock-up agreement in the form of this lock-up agreement.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This lock-up agreement may be signed by manual or facsimile signature and shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

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Very truly yours,

GTCR FUND VII, L.P.

By: GTCR Partners VII, L.P.

Its: General Partner

By: GTCR Golder Rauner, L.L.C.

Its: General Partner

By:   /s/ Edgar D. Jannota, Jr.

Name: Edgar D. Jannota, Jr.

Its: Principal

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LOCK-UP AGREEMENT

July 16, 2004

J.P. Morgan Securities Inc.

Friedman, Billings, Ramsey & Co., Inc.

Lehman Brothers Inc.

A.G. Edwards & Sons, Inc.

William Blair & Company, L.L.C.

KeyBanc Capital Markets,

a Division of McDonald Investments Inc.

Jackson Securities, LLC

As Representatives of

the several Underwriters listed in

Schedule I to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities Inc.

277 Park Avenue

New York, NY 10172

Re:	HomeBanc Corp. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with HomeBanc Corp., a Georgia corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of Common Stock, par value $0.01 per share, of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.01 per share par value, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc., it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of (i) any shares of Common Stock or (ii) any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, the undersigned, if other than HMBC Holdings, LLC, shall be permitted to transfer shares of Common Stock (i) as bona fide charitable gifts, (ii) for estate planning purposes, including to a family limited partnership or to a trust, for the direct or indirect benefit of the undersigned or the immediate family of the undersigned and (iii) in the case of a limited partnership, to its limited partners in an unregistered, in-kind distribution. For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned may transfer up to 38,556 shares of Common Stock to GTCR Co-Invest, L.P., provided such shares shall be and remain subject to the Lock-up Agreement between the Underwriters and GTCR Co-Invest, L.P. It shall be a condition to any transfer permitted by the first sentence of this paragraph that (a) each transferee execute a lock-up agreement in the form of this lock-up agreement and (b) any such transfer shall not involve a disposition for value.

In addition, notwithstanding the foregoing, the undersigned, if HMBC Holdings, LLC, shall be permitted to distribute all, but not less than all, of the shares of Common Stock that it owns to its common unitholders; provided that each such common unitholder executes a lock-up agreement in the form of this lock-up agreement.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This lock-up agreement may be signed by manual or facsimile signature and shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

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Very truly yours, GTCR FUND VII/A, L.P. By: GTCR Partners VII, L.P. Its: General Partner By: GTCR Golder Rauner, L.L.C. Its: General Partner
By: /s/ Edgar D. Jannota, Jr. Its: Principal

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